UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017 (May 23, 2017)

Everi Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7250 S. Tenaya Way, Suite 100
Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

N/A

 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 of this Current Report on Form 8-K, at the annual meeting of stockholders of Everi Holdings Inc. (the “Company”) held on May 23, 2017 (the “2017 Annual Meeting”), the Company’s  stockholders (the “Stockholders”) approved the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Plan”), which, among other things, increases the maximum aggregate number of shares of the Company’s common stock (“Common Stock”) that may be issued thereunder by 3,500,000 shares.  A  description of the Amended and Restated Plan is provided in the Company’s  definitive proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2017 (the “2017 Proxy Statement”). The description of the Amended and Restated Plan in the 2017 Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As noted in Item 5.02 of this Current Report on Form 8-K, the Company held its 2017 Annual Meeting on May 23, 2017.  The proposals identified herein were previously disclosed in the 2017 Proxy Statement.

1.     Election of one Class III director to serve until the Company’s 2020 annual meeting of stockholders.

The Stockholders voted to re-elect Linster W. Fox as a  Class III director to the Board of Directors of the Company (the “Board”) for a term expiring at the 2020 annual meeting of stockholders, and to hold office until the designated annual meeting or until his successor is elected and qualified, or until his earlier resignation.  The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
Linster W. Fox	41,168,231	776,195	15,556,316

2.     Approval, on an advisory basis, of the compensation of the Company’s named executive officers as shown in the 2017 Proxy Statement.

The Stockholders voted to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.    The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
41,510,699	345,772	87,955	15,556,316

3.     Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

The Stockholders recommended, by advisory vote, a one year (i.e., annual) frequency for future advisory votes on the compensation of the Company’s named executive officers.    The table below indicates the voting results:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
36,074,474	41,799	5,763,575	64,578	15,556,316

In accordance with these results and its previous recommendation, the Board determined that future advisory votes on the compensation of the Company’s named executive officers will be held annually until the occurrence of the next advisory vote on the frequency of such future votes or until the Board determines that a different frequency for such advisory vote is in the best interest of the Stockholders.    The next advisory vote regarding the frequency of such future votes is required to occur no later than the Company’s 2023 annual meeting of stockholders.

4.     Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to replace supermajority voting requirements with majority voting requirements in Article VII, Section B (amendments to the Company’s Second Amended and Restated Bylaws).

The amendment to the Charter to replace supermajority voting requirements with majority voting requirements in Article VII, Section B failed to receive the requisite affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock and, therefore, was not approved.  The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
41,634,801	279,835	29,790	15,556,316

5.     Approval of an amendment to the Charter to replace supermajority voting requirements with majority voting requirements in Article IX  (certain amendments to the Charter).

The amendment to the Charter to replace supermajority voting requirements with majority voting requirements in Article IX failed to receive the requisite affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock and, therefore, was not approved.    The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
41,631,613	273,911	38,902	15,556,316

6.     Approval of an amendment and restatement of the Company’s 2014 Equity Incentive Plan to, among other things, increase the maximum aggregate number of shares that may be issued thereunder by 3,500,000 shares.

The Stockholders voted to approve the Amended and Restated Plan.  The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
38,531,714	3,377,475	35,237	15,556,316

7.     Approval of the material terms of the performance measures that apply to awards intended to qualify as performance-based compensation under the Amended and Restated Plan.

The Stockholders voted to approve the material terms of the performance measures that apply to awards intended to qualify as performance-based compensation under the Amended and Restated Plan.  The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
40,452,934	1,455,294	36,198	15,556,316

8.     Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.    The table below indicates the voting results:

For	Against	Abstain
56,841,378	561,224	98,140

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

10.1	Amended and Restated 2014 Equity Incentive Plan (effective as of May 23, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 26, 2017	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1	Amended and Restated 2014 Equity Incentive Plan (effective as of May 23, 2017).